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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934.



       Date of report (Date of earliest event reported): November 15, 1999



                           Commission File No. 0-24833




                                FUTURELINK CORP.
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             (Exact Name of Registrant as Specified in Its Charter)


                  Delaware                               95-4763404
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       (State or Other Jurisdiction of      (I.R.S. Employer Identification No.)
       Incorporation or Organization)


100, 6 Morgan, Irvine, California                                          92618
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  (Address of principal executive offices)                            (ZIP Code)


                                 (949) 837-8252
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         a) On November 15, 1999, the Registrant agreed to acquire all of the issued and outstanding shares of UK based KNS Holdings Limited, d.b.a. KNS Distribution ("KNS"), the largest distributor of Citrix products outside the U.S. For information regarding KNS, please refer to the Registrant's press release of November 16, 1999 attached as an exhibit hereto.

         The consideration to be paid to acquire KNS is approximately $11.9 million in cash and $32.4 million of Registrant's common stock at closing. The Registrant plans to close this acquisition at or about the end of 1999.

         Please refer to the Registrant's press release of November 16, 1999 attached as an exhibit hereto for additional information regarding these transactions.

         b) On December 2, 1999, the Registrant entered into an agreement to acquire all of the issued and outstanding shares of Maryland-based Vertical Software, Inc., d.b.a. VSI Technology Solutions ("VSI"), a Citrix Solutions provider. For information regarding this company, please refer to the Registrant's press release dated December 3, 1999 attached as an exhibit hereto.

         The consideration to be paid to acquire VSI is approximately $7 million in cash and $19.5 million in the registrant's common stock. The Registrant plans to close this acquisition at or about the end of January 2000.

         Please refer to the Registrant's press release dated December 3, 1999 attached as an exhibit hereto for additional information regarding this transaction.

         c) On December 9, 1999 the Registrant announced a partnership with Compaq Computer Corporation ("Compaq") to build the Registrant's data centers exclusively with Compaq server solutions and services. Compaq has extended the Registrant a $20 million lease line of credit to provision the Registrant's data centers.

           Compaq has also made a $2.2 million equity investment in the Registrant with the proceeds dedicated to joint marketing efforts to promote the Registrant's hosted ASP services featuring Compaq hardware. For more information regarding this transaction, please refer to the Registrant's press release dated December 9, 1999 attached as an exhibit hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      EXHIBITS:

99.1     News Release of the Registrant dated November 16, 1999
99.2     News Release of the Registrant dated December 3, 1999
99.3     News Release of the Registrant dated December 9, 1999


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                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     FUTURELINK CORP.


By:    [signed: R. Kilambi]                            Date:  December 13, 1999
   --------------------------------------------
   Raghu Kilambi, Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                                                                 Page
-----------                                                                 ----

99.1     News Release of the Registrant dated November 16, 1999              5
99.2     News Release of the Registrant dated December 3, 1999               7
99.3     News Release of the Registrant dated December 9, 1999               9

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